                              THIRD AMENDMENT AGREEMENT

                               dated as of May 10, 1996

                                        among

                                MICRO WAREHOUSE, INC.

                      THE SUBSIDIARIES OF MICRO WAREHOUSE, INC.

                             THE LENDERS SIGNATORY HERETO

                                         and

                   THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                               as Administrative Agent

                              THIRD AMENDMENT AGREEMENT

    THIRD AMENDMENT AGREEMENT (this "Agreement") dated as of May 10, 1996 among MICRO WAREHOUSE, INC., a corporation organized under the laws of Delaware ("Micro Warehouse"); each of the Subsidiaries of Micro Warehouse which is a signatory hereto as a "New Subsidiary Borrower" (individually a "New Subsidiary Borrower" and collectively the "New Subsidiary Borrowers"); each of the Subsidiaries of Micro Warehouse which is a signatory hereto as an "Existing Subsidiary Borrower" (individually an "Existing Subsidiary Borrower" and collectively the "Existing Subsidiary Borrowers" and, together with the New Subsidiary Borrowers, the "Subsidiary Borrowers") (the Subsidiary Borrowers, together with Micro Warehouse, are collectively herein referred to as the "Borrowers"); each of the Subsidiaries of Micro Warehouse which is a signatory hereto as a "New Subsidiary Guarantor" (individually a "New Subsidiary Guarantor" and collectively the "New Subsidiary Guarantors"); each of the Subsidiaries of Micro Warehouse which is a signatory hereto as an "Existing Subsidiary Guarantor" (individually an "Existing Subsidiary Guarantor" and collectively the "Existing Subsidiary Guarantors" and, together with the New Subsidiary Guarantors, the "Subsidiary Guarantors") (the Subsidiary Guarantors, together with the Borrowers, are collectively herein referred to as the "Obligors"); each of the financial institutions which is a signatory hereto as a "Lender" (individually a "Lender" and collectively the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association organized under the laws of the United States of America, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

    WHEREAS, each of Micro Warehouse, the Existing Subsidiary Borrowers, the Existing Subsidiary Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996 and as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Lenders have extended credit to the Obligors evidenced by certain Revolving Credit Notes (as in effect prior to the effectiveness of this Agreement, the "Existing Revolving Credit Notes," and, as amended and restated by this Agreement, the "Amended Revolving Credit Notes") issued by the respective Borrower and guarantied by the other Borrowers and the Subsidiary Guarantors;

    WHEREAS, Micro Warehouse and Indigo Holding Company, Inc., a Delaware corporation and wholly-owned Subsidiary of Micro Warehouse ("Merger Sub"), have entered into that certain Agreement and Plan of Merger dated as of November 30, 1995 (including all schedules and exhibits referred to therein or delivered pursuant thereto, the "Inmac Merger Agreement") with Inmac Corp., a Delaware corporation

("Inmac"), pursuant to which Merger Sub agreed to merge with and into Inmac and in connection therewith each Inmac stockholder is entitled to receive share(s) of common stock of Micro Warehouse in exchange for each share of common stock of Inmac that such stockholder owns (and cash in lieu of any fractional shares of common stock of Micro Warehouse that such stockholder would otherwise be entitled to) (the "Inmac Acquisition");

    WHEREAS, each of Micro Warehouse, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent have agreed to enter this Agreement to provide for, among other things, an increase in the aggregate Revolving Credit Commitments to $75,000,000, the addition of each of the New Subsidiary Borrowers as a "Subsidiary Borrower", the addition of each of the New Subsidiary Guarantors as a "Subsidiary Guarantor" and the consent of the Lenders to the Inmac Acquisition;

    WHEREAS, each of the New Subsidiary Borrowers and the New Subsidiary Guarantors hereby acknowledges and confirms that it has received a copy of the Existing Credit Agreement and the other Facility Documents and hereby acknowledges and confirms, as being applicable to it, the recitals set forth in the Facility Documents, and in particular that it expects to derive benefit, direct or indirect, from the credit heretofore and hereafter outstanding to the Obligors under the Amended Credit Agreement; and

    WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement, the Amended Credit Agreement and the Amended Revolving Credit Notes) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

    NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

24.                    AMENDMENTS TO EXISTING CREDIT AGREEMENT.

01. AMENDMENTS TO EXISTING CREDIT AGREEMENT. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Administrative Agent and the Lenders hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

              (a) The definition of "Subsidiary Borrower" in the introductory paragraph of the Existing Credit Agreement is hereby amended to add each of the New Subsidiary Borrowers.

              (b) The definition of "Subsidiary Guarantor" in the introductory paragraph of the Existing Credit Agreement is hereby amended to add each of the New Subsidiary Guarantors.

              (c)  The definition of "Consolidated Capital Expenditures" in
Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

              "Consolidated Capital Expenditures" means, with respect to any fiscal period, the aggregate amount of Capital Expenditures of the Consolidated Entities for such period, as determined on a consolidated basis in accordance with GAAP.

              (d)  The definition of "Consolidated Subordinated Debt" in
Section 1.01 of the Existing Credit Agreement is hereby amended to substitute "all obligations owed to the Lenders" in place of "all obligations owed to the Required Lenders".

              (e) Section 10.01(c) of the Existing Credit Agreement is hereby amended to substitute "Section 2.03 or 3.02" in place of "Section 2.03".

              (f) Section 11.01 of the Existing Credit Agreement is hereby amended to insert "(but in the case of Micro Warehouse (Deutschland) GmbH and Inmac GmbH, subject to the limitations of Sections 30 and 31 of the German Act on Limited Liability Companies)" immediately after the definition of "Guarantors" and immediately prior to the clause ", jointly and severally".

              (g) Section 13.04 of the Existing Credit Agreement is hereby amended to substitute "Sections 4.01, 4.05, 4.06, 13.03 and 13.16" in place of "Sections 4.01, 4.05 and 13.03".

              (h) Section 13.17 of the Existing Credit Agreement is hereby deleted.

              (i) Schedule I and Schedule II to the Existing Credit Agreement is hereby amended and restated as set forth in SCHEDULE I and SCHEDULE II hereto, respectively.

              (j) EXHIBIT A to the Existing Credit Agreement is hereby amended and restated as set forth in EXHIBIT A hereto.

02. AMENDMENT AND RESTATEMENT OF EXISTING REVOLVING CREDIT NOTES. Each of the Obligors and, subject to the satisfaction of the conditions set forth in
Article 3, the Administrative Agent and the Lenders hereby consents and agrees to the amendment and restatement of the Existing Revolving Credit Notes, substantially in the form of the Amended Revolving Credit Notes set forth in EXHIBIT A to this Agreement. Such amendment and restatement is incorporated herein by reference as if set forth verbatim in this Agreement.

25.                        REPRESENTATIONS AND WARRANTIES.

    Each of the Obligors (as to itself and its Subsidiaries) hereby represents and warrants that:

01. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in Article 6 of the Amended Credit Agreement and in each of the other Amended Facility Documents are true and correct (provided that any representations and warranties which speak to a specific date shall remain true and correct in all material respects as of such specific date).

02. NO DEFAULTS. No event has occurred and no condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

03. CORPORATE POWER AND AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party, the borrowings under the Amended Credit Agreement and the issuance of the Letters of Credit have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders (other than with respect to Micro Warehouse France SARL, T.D. SA, T.D. 2 SA and Inmac SA); (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, any exchange control law or regulation), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Consolidated Entity; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Consolidated Entity is a party or by which it or its Properties may be bound or affected; (e) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the Properties now owned or hereafter acquired by any Consolidated Entity; or (f) cause any Consolidated Entity to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

04. LEGALLY ENFORCEABLE AGREEMENTS. Each Amended Facility Document to which any Obligor is a party is, or when delivered under this Agreement will be, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

05. INMAC ACQUISITION. The consolidated and consolidating balance sheets of Inmac and its Subsidiaries as at July 29, 1995, July 30, 1994 and July 31, 1993, and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of Inmac and its Subsidiaries for the fiscal years then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of KPMG Peat Marwick, independent certified public accountants, and the interim consolidated and consolidating balance sheets as at October 28, 1995 and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of Inmac and its Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to each of the Lenders, are complete and correct and fairly present the financial condition of Inmac and its Subsidiaries at such dates and the results of the operations of Inmac and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied. The projections and pro forma financial information provided by Micro Warehouse giving effect to the Inmac Acquisition are based on good faith estimates and assumptions by the management of Micro Warehouse, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by any such projections may differ from the projected results and that the differences may be material. After reviewing historical financial statements of Inmac and its Subsidiaries and considering the pro forma position of the Consolidated Entities subsequent to the Inmac Acquisition, Micro Warehouse believes in good faith that the Consolidated Entities will continue to be in compliance with the financial covenants contained in Article 9 of the Amended Credit Agreement on a pro forma basis.

06. FINANCIAL STATEMENTS. The consolidated and consolidating balance sheets of the Consolidated Entities as at December 31, 1995, 1994, 1993 and 1992, and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of the Consolidated Entities for the Fiscal Years then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of KPMG Peat Marwick, independent certified public accountants, copies of which have been furnished to each of the Lenders, are complete and correct and fairly present the financial condition of the Consolidated Entities at such dates and the results of the operations of the Consolidated Entities for the periods covered by such statements, all in accordance with GAAP consistently applied. Except as set forth on the consolidated balance sheet of the Consolidated Entities as at December 31, 1995, there are no liabilities of any

Consolidated Entity, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP. No written information, exhibit or report furnished by any Consolidated Entity to the Lenders in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading in each case as determined as of the date of the provision of such information, exhibit or report. Since December 31, 1995, there has been no change which could reasonably be expected to have a Material Adverse Effect.


26.                             CONDITIONS PRECEDENT.

    The consent and the agreement of the Administrative Agent and the Lenders to the amendments set forth in Article 1 and to the consent set forth in Article 4 are subject to the condition precedent that the Administrative Agent shall have received on or before May 10, 1996 (the "Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent and its counsel:

         (a) counterparts of this Agreement executed by each of Micro Warehouse, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent;

         (b) the Amended Revolving Credit Notes executed by the respective Borrower;

         (c) certificates of the Secretary or Assistant Secretary of each of the Obligors, dated the Effective Date, (i) attesting to all corporate action taken by such Obligor, including resolutions of its Board of Directors authorizing the execution, delivery and performance of each of the Amended Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Obligor authorized to sign the Amended Facility Documents to which it is a party and the other documents to be delivered by such Obligor under this Agreement and (iii) verifying that the charter and by-laws (or other analogous documents) of such Obligor attached thereto are true, correct and complete as of the date thereof;

         (d) a certificate of a duly authorized officer of each of the Obligors, dated the Effective Date, stating that the representations and warranties in Article 2 are true and correct in all material respects on such date as though made on and as of such date, all agreements and conditions required to be performed or complied with by such date have been performed and complied with and that no event has occurred and is continuing which constitutes a Default or Event of Default;

         (e) certificates to the good standing or subsistence (or other analogous certificates) and certified copies of all charter documents with respect to each of the Obligors certified by the Secretary of State (or other appropriate Governmental Authority) of its jurisdiction of incorporation and evidence that each of the Obligors is qualified as a foreign corporation in every other jurisdiction in which it does business;

         (f) an opinion of Lev & Berlin, P.C., outside counsel to each of the Consolidated Entities, dated the Effective Date, in substantially the form of EXHIBIT B;

         (g) opinions of foreign local counsel to each of the Consolidated Entities, dated the Effective Date, in substantially the form of EXHIBIT C;

         (h) an initial borrowing notice of the Borrowers relating to the Revolving Credit Loans to be made and the Letters of Credit to be issued on the Effective Date together with a letter from the Borrowers containing wire transfer instructions and account information relating to the funds to be made available by the Lenders to the Borrowers on the Effective Date;

         (i) certified complete and correct copies of the Inmac Merger Agreement; and

         (j) evidence of the repayment of all amounts owed by Inmac and any of its Subsidiaries to The Prudential Insurance Company of America, Bank of Montreal and ABN AMRO Bank N.V., the termination of all obligations incurred in connection therewith and the release of all collateral granted in connection therewith.

    On the Effective Date, each of the Lenders shall surrender to Micro Warehouse the Existing Notes held by it under the Existing Credit Agreement, in each case marked "Replaced".

27.                                    CONSENT.

    Subject to the satisfaction of the conditions set forth in Article 3 hereof, notwithstanding Section 8.10 and Section 8.11 of the Existing Credit Agreement, each of the Agent and the Lenders hereby consents to the Inmac Acquisition substantially in accordance with the Inmac Merger Agreement.

28.                                 MISCELLANEOUS.

01. DEFINED TERMS. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

02. NONWAIVER. The terms of this Agreement shall not operate as a waiver by the Administrative Agent or the Lenders, or otherwise prejudice the rights, remedies or powers of the Administrative Agent or the Lenders, under the Amended Facility Documents or under applicable law. Except as expressly provide herein:
(a) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (b) the terms and provisions of the Facility Documents shall continue in full force and effect.

03. NEW SUBSIDIARY BORROWERS. Each of the New Subsidiary Borrowers unconditionally and irrevocably accepts, adheres to, and becomes party to and bound as a "Subsidiary Borrower" under the Amended Credit Agreement, as fully if such New Subsidiary Borrower had been signatory to the Existing Credit Agreement as a "Subsidiary Borrower". In confirmation (but without limitation) of the foregoing, each of the New Subsidiary Borrowers hereby unconditionally agrees to make prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all obligations under the Amended Revolving Credit Note to which it is the primary obligor and on all of the Guarantied Obligations.

04. NEW SUBSIDIARY GUARANTORS. Each of the New Subsidiary Guarantors unconditionally and irrevocably accepts, adheres to, and becomes party to and bound as "Subsidiary Guarantor" under the Amended Credit Agreement, as fully if such New Subsidiary Guarantor had been signatory to the Existing Credit Agreement as a "Subsidiary Guarantor". In confirmation (but without limitation) of the foregoing, each of the New Subsidiary Guarantors hereby unconditionally agrees to make prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all of the Guarantied Obligations.

05.      REAFFIRMATION.  All references to "Revolving Credit Note" or
"Revolving Credit Notes" in any Amended Facility Document shall be deemed to be to the Amended Revolving Credit Notes. All references to "Guarantied Obligations" in any Amended Facility Document shall be deemed to include all liabilities and obligations under the Revolving Credit Loans as herein modified and increased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

06.      AMENDMENTS AND WAIVERS.   Except as otherwise expressly provided in
the Amended Credit Agreement, any provision of this Agreement may be amended or modified by an instrument in writing signed by Micro Warehouse, the affected

Borrowers, the Administrative Agent and the Required Lenders, or by Micro Warehouse, the affected Borrowers and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders.

07. EXPENSES. Micro Warehouse (and, insofar it is responsible for such expenses, each Obligor) shall reimburse the Administrative Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of external domestic and foreign legal counsel for the Administrative Agent) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Amended Facility Document and any other documents prepared in connection herewith or therewith. Micro Warehouse (and, insofar it is responsible for such expenses, each Obligor) shall reimburse the Administrative Agent and each Lender for all reasonable costs expenses and charges (including, without limitation, reasonable fees and charges of external domestic and foreign legal counsel for the Administrative Agent and each Lender) in connection with the enforcement or preservation of any rights or remedies during the existence of an Event of Default (including, without limitation, in connection with any restructuring or insolvency or bankruptcy proceeding).
Micro Warehouse shall pay to the Administrative Agent for its own account the fees set forth in the fee letter dated of even date herewith between Micro Warehouse and the Administrative Agent.

         NOTICES. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Administrative Agent by telephone, confirmed by telex, telecopy or other writing, and to the Lenders and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective:
(a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent and the Lenders shall be effective upon receipt.

09. TABLE OF CONTENTS; HEADINGS. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

    Section 5.10. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Without limiting the foregoing, to the extent that mandatory and non-waivable provisions of applicable law (including but not limited to any applicable laws pertaining to fraudulent conveyance and any applicable business corporation laws (including (x) in the case of Micro Warehouse (Deutschland) GmbH and Inmac GmbH,
Section 30 of the German Act on Limited Liability Companies, (y) in the case of Micro Warehouse Finland OY, the Finnish Companies Act (734/78, as amended) and
(z) in the case of Micro Warehouse Norway AS, applicable Norwegian law)) otherwise would render the full amount of any Obligor's obligations under the Amended Credit Agreement and under the other Amended Facility Documents invalid or unenforceable such Obligor's obligations under the Amended Credit Agreement and under the other Amended Facility Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

    Section 5.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

    Section 5.12. INTEGRATION. The Amended Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

    SECTION 5.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CONNECTICUT.

    Section 5.14. FRENCH SUBSIDIARIES. Notwithstanding anything to the contrary contained herein, neither T.D. SA and T.D. 2 S.A. shall be obligated under this Agreement and the other Amended Facility Documents until such time as the approval of their stockholder shall be obtained in accordance with applicable French law and all representations and warranties under Article 2 of this Agreement shall be true and correct.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


Address for Notices:                        MICRO WAREHOUSE, INC.

535 Connecticut Avenue
Norwalk, Connecticut 06854                  By:
Telephone No.: (203) 899-4000                   ---------------------------
Telecopier No.: (203) 899-4203                  Name:
Attention: Chief Financial Officer              Title:
Attention:  General Manager

                                                       NEW SUBSIDIARY BORROWERS:

Address for Notices:                                  INMAC INC.



                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:




Address for Notices:                                  INMAC (UK) LIMITED



                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:




Address for Notices:                                  INMAC GMBH



                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:




Address for Notices:                                  INMAC SA



                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:

Address for Notices:                                  INMAC B.V.



                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:




Address for Notices:                                  INMAC AB




                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:

                                                  EXISTING SUBSIDIARY BORROWERS:


Address for Notices:                             MICRO WAREHOUSE FINLAND OY

Oy Hiomotie 63
Takomotie 5                                      By:
00389 Helsinki                                       ---------------------------
Finland                                              Name:
Telephone No.: 011-35-80506-1355                     Title:
Telecopier No.: 011-35-80506-1335
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE SWEDEN AB

Midskogsgrand 1
S-115 43 Stockholm                               By:
Sweden                                               ---------------------------
Telephone No.: 011-46-8664-4650                      Name:
Telecopier No.: 011-46-8664-4668                     Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE HOLDING B.V.

GSA Business Center B.V.
Prof. Lorenziann 3A                                   By:
3701 CA ZEIST                                        ---------------------------
Telephone No.: 011-31-34043-6200                     Name:
Telecopier No.: 011-31-34043-3248                    Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE NORWAY AS

Waldemar Thranesgate 98
Oslo, Norway                                     By:
Telephone No.: 011-47-2255-4536                      ---------------------------
Telecopier No.: 011-47-2255-4150                     Name:
Attention: General Manager                           Title:

Address for Notices:                             MICRO WAREHOUSE DENMARK APS

GAASEAGERVEJ #12
DK8260, EGGA                                     By:
Denmark                                              ---------------------------
Telephone No.: 011-45-8622-8366                      Name:
Telecopier No.: 011-45-8622-7596                     Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE LIMITED

Unit 6, Wolsey Park
Tolpits Lane                                     By:
Wetford Herts WD18QP                                 ---------------------------
Telephone No.: 011-441-192321-1277                   Name:
Telecopier No.: 011-441-192323-4112                  Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE FRANCE SARL

Techno Direct
6 Boulevard Henri Sollier                        By:
92150 Sureanes                                      ---------------------------
Telephone No.: 011-33-14099-2847                     Name:
Telecopier No.: 011-33-14099-2888                    Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE (DEUTSCHLAND)
                                                  GMBH
Odenwaldatrasse 1
63283 Neu-isenburg
Deutschland                                      By:
Telephone No.: 011-49-6102-705110                   ---------------------------
Telecopier No.: 011-49-6102-705200                   Name:
Attention: General Manager                           Title:

Address for Notices:                             MICRO WAREHOUSE JAPAN, INC.

Mitsuhashi No. 2 Bldg. 2F
1-13-27 Okada, Atsugi-shi                        By:
Kanagawa 243                                        ---------------------------
Japan                                                Name:
Telephone No.: 011-81-4-6228-0812                    Title:
Telecopier No.: 011-81-4-6228-2212
Attention: General Manager

Address for Notices:                             MICRO WAREHOUSE AG

Micro Warehouse AG
Lindenstrasse 22                                 By:
8034 Zurich                                         ---------------------------
Switzerland                                          Name:
Telephone No.:                                       Title:
Telecopier No.:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE (AUSTRALIA)
                                                  PTY LIMITED

Private Bag 1 Unit 2
2/11 Artisan Road                                By:
Seven Hills NSW 2147                                ---------------------------
Australia                                            Name:
Telephone No.: 011-61-2838-8388                      Title:
Telecopier No.: 011-61-2838-7875
Attention: General Manager

                                                 NEW SUBSIDIARY GUARANTORS:

Address for Notices:                             INMAC CORP.


                                                 By:
                                                    ---------------------------
                                                     Name:
                                                     Title:



Address for Notices:                             INMAC DISC


                                                 By:
                                                    ---------------------------
                                                     Name:
                                                     Title:




Address for Notices:                             TECHNOMATIC LIMITED


                                                 By:
                                                    ---------------------------
                                                     Name:
                                                     Title:




Address for Notices:                             BENTON SISTEMAS, S.A. de C.V.


                                                 By:
                                                    ---------------------------
                                                     Name:
                                                     Title:

                                                 EXISTING SUBSIDIARY GUARANTORS:

Address for Notices:                             CORPORATE SOFTWARE AB

Midskogsgrand 1
S-115 43 Stockholm                               By:
Sweden                                              ---------------------------
Telephone No.: 011-46-8664-4650                     Name:
Telecopier No.: 011-46-8664-4668                    Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE CANADA, INC.

651 Queen Street East
Toronto, Ontario                                 By:
Canada M4M 1G4                                      ---------------------------
Telephone No.: 416-466-8107                          Name:
Telecopier No.: 416-466-7390                         Title:
Attention: General Manager

Address for Notices:                             MICRO WAREHOUSE, INC. OF OHIO

535 Connecticut Avenue
Norwalk, Connecticut 06854                       By:
Telephone No.: (203) 899-4000                       ---------------------------
Telecopier No.: (203) 899-4203                       Name:
Attention: Chief Financial Officer                   Title:


Address for Notices:                             MICRO WAREHOUSE, INC. OF NEW
                                                  JERSEY

535 Connecticut Avenue
Norwalk, Connecticut 06854                       By:
Telephone No.: (203) 899-4000                       ---------------------------
Telecopier No.: (203) 899-4203                       Name:
Attention: Chief Financial Officer                   Title:

Address for Notices:                             MICRO WAREHOUSE INTERNATIONAL,
                                                  INC.

535 Connecticut Avenue
Norwalk, Connecticut 06854                       By:
Telephone No.: (203) 899-4000                       ---------------------------
Telecopier No.: (203) 899-4203                       Name:
Attention: Chief Financial Officer                   Title:


Address for Notices:                             T.D. SA

Techno Direct
6 Boulevard Henri Sollier                        By:
92150 Sureanes                                      ---------------------------
Telephone No.: 011-33-14099-2847                     Name:
Telecopier No.: 011-33-14099-2888                    Title:
Attention: General Manager


Address for Notices:                             T.D. 2 SA

Techno Direct
6 Boulevard Henri Sollier                        By:
92150 Sureanes                                      ---------------------------
Telephone No.: 011-33-14099-2847                     Name:
Telecopier No.: 011-33-14099-2888                    Title:
Attention: General Manager


Address for Notices:                             MICRO WAREHOUSE, S de R.L. de
                                                  C.V.

Circuito Noveliatas 129-106
Ciudad Satelite                                  By:
Nauoalpan                                           ---------------------------
Estado de Mexico C.P.  53100                         Name:
Telephone No.: 011-52-5672-3119                      Title:
Telecopier No.: 011-52-5393-4777
Attention: General Manager

                                       ADMINISTRATIVE AGENT:
                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)









                                       By
                                          -------------------------------------
                                         Name:
                                         Title:

                                       Address for Notices:

                                       New York Agency
                                       4 Chase Metrotech Center
                                       Brooklyn, New York 11245

                                       with a copy to:
                                       999 Broad Street
                                       Bridgeport, CT 06604
                                       Attn: Karim T. Assef
                                       Telecopier No.: (203)382-6573

                                       LENDERS:
                                       THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION)




                                       By
                                          -------------------------------------
                                         Name:
                                         Title:


                                       Address for Notices:

                                       999 Broad Street
                                       Bridgeport, CT 06604
                                       Attn: Karim T. Assef
                                       Telecopier No.: (203) 382-6573

                                                                       Exhibit A


                                REVOLVING CREDIT NOTE


$1,250,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, MICRO WAREHOUSE FINLAND OY, a corporation organized under the laws of the Republic of Finland (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $1,250,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   MICRO WAREHOUSE FINLAND OY



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$4,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, MICRO WAREHOUSE SWEDEN AB, a corporation organized under the laws of the Kingdom of Sweden (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Four Million Dollars ($4,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $4,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   MICRO WAREHOUSE SWEDEN AB



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$6,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, MICRO WAREHOUSE HOLDING B.V., a company with limited liability organized under the laws of The Netherlands (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Six Million Dollars ($6,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $6,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   MICRO WAREHOUSE HOLDING B.V.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$1,500,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, MICRO WAREHOUSE NORWAY AS, a corporation organized under the laws of Norway (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro

Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $1,500,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   MICRO WAREHOUSE NORWAY AS



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$1,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, MICRO WAREHOUSE DENMARK APS, a corporation organized under the laws of the Kingdom of Denmark (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of One Million Dollars ($1,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $1,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   MICRO WAREHOUSE DENMARK APS



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                                REVOLVING CREDIT NOTE


$7,500,000                                                 Norwalk, Connecticut
                                                                   May 10, 1996


    For value received, MICRO WAREHOUSE LIMITED, a limited liability company organized under the laws of England and Wales (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

    This is one of the Revolving Credit Notes referred to in that certain
Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro

Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $7,500,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                            MICRO WAREHOUSE LIMITED



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$6,000,000                                                 Norwalk, Connecticut
                                                                   May 10, 1996


    For value received, MICRO WAREHOUSE FRANCE SARL, a societe a responsabilite limitee organized under the laws of France (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Six Million Dollars ($6,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $6,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                                 MICRO WAREHOUSE FRANCE SARL



                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$6,000,000                                                 Norwalk, Connecticut
                                                                   May 10, 1996


    For value received, MICRO WAREHOUSE (DEUTSCHLAND) GMBH, a limited liability company organized under the laws of the Federal Republic of Germany (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Six Million Dollars ($6,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

    This is one of the Revolving Credit Notes referred to in that certain
Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro

Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $6,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                       MICRO WAREHOUSE (DEUTSCHLAND) GMBH





                                       By:
                                           ------------------------------
                                           Name:
                                           Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$1,750,000                                                 Norwalk, Connecticut
                                                                   May 10, 1996


    For value received, MICRO WAREHOUSE JAPAN, INC., a limited liability company organized under the laws of Japan (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

    This is one of the Revolving Credit Notes referred to in that certain
Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro

Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $1,750,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                            MICRO WAREHOUSE JAPAN, INC.




                                            By:
                                                ----------------------------
                                                Name:
                                                Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$500,000                                                  Norwalk, Connecticut
                                                                  May 10, 1996


    For value received, MICRO WAREHOUSE AG, a corporation organized under the laws of Switzerland (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Five Hundred Thousand Dollars ($500,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

    This is one of the Revolving Credit Notes referred to in that certain
Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $500,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                                 MICRO WAREHOUSE AG




                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$1,500,000                                                 Norwalk, Connecticut
                                                                   May 10, 1996


    For value received, MICRO WAREHOUSE (AUSTRALIA) PTY LIMITED, a corporation organized under the laws of Australia (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

    The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

    This is one of the Revolving Credit Notes referred to in that certain
Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro

Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse, Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $1,500,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

    The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

    The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

    All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

    This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                       MICRO WAREHOUSE (AUSTRALIA) PTY LIMITED



                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

              Amount of Loan (as
            applicable, in Dollars or        Amount of     Balance      Notation
Date         Alternative Currency)            Payment    Outstanding       By
----        ----------------------            -------    -----------       --

                                REVOLVING CREDIT NOTE


$2,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC INC., a corporation organized under the laws of the Province of Ontario, Canada (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Two Million Dollars ($2,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and the Foreign Subsidiaries, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $2,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC INC.



                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                                REVOLVING CREDIT NOTE


$2,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC (UK) LIMITED, a limited liability company organized under the laws of England and Wales (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Two Million Dollars ($2,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed
$2,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC (UK) LIMITED



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$10,000,000                                                 Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC GMBH, a limited liability company organized under the laws of the Federal Republic of Germany (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Ten Million Dollars ($10,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed
$10,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC GMBH



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                                REVOLVING CREDIT NOTE


$2,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC SA, a societe anonyme organized under the laws of France (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Two Million Dollars ($2,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $2,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC SA



                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$8,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC B.V., a company with limited liability organized under the laws of The Netherlands (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Eight Million Dollars ($8,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $8,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC B.V.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                              REVOLVING CREDIT NOTE


$3,000,000                                                  Norwalk, Connecticut
                                                                    May 10, 1996


     For value received, INMAC AB, a corporation organized under the laws of the Kingdom of Sweden (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN NATIONAL BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Three Million Dollars ($3,000,000), or in the case of Eurocurrency Loans denominated in an Alternative Currency, the outstanding principal sum of such Eurocurrency Loans in such Alternative Currency or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

     The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement referred to below.

     This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of July 25, 1995 (as amended by that certain First Amendment Agreement dated as of January 1, 1996, as further amended by that certain Second Amendment Agreement dated as of January 15, 1996, as further amended by that certain Third Amendment Agreement dated as of March 15, 1996 and as further amended or supplemented from time to time, the "Credit Agreement") among Micro Warehouse, Inc., the Borrower, each of the other Subsidiaries of Micro Warehouse,

Inc. (each of the foregoing entities other than the Borrower and Micro Warehouse Denmark APS, the "Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $3,000,000. The Borrower shall have the right to make prepayments of principal at any time subject to the limitations contained in Section 2.05 of the Credit Agreement. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     All obligations evidenced by this Revolving Credit Note are guarantied by the Guarantors pursuant to Article 11 of the Credit Agreement.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut of the United States of America.


                                   INMAC AB



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

          Amount of Loan (as
       applicable, in Dollars or    Amount of       Balance       Notation
Date     Alternative Currency)       Payment      Outstanding        By
----   -------------------------    ---------     -----------     ---------

                                                                      SCHEDULE I

                             REVOLVING CREDIT COMMITMENTS

                                               THE CHASE MANHATTAN BANK
BORROWER                                         (NATIONAL ASSOCIATION)
 MICRO WAREHOUSE, INC.                                $11,000,000
 MICRO WAREHOUSE FINLAND OY                            $1,250,000
 MICRO WAREHOUSE SWEDEN AB                             $4,000,000
 MICRO WAREHOUSE HOLDING B.V.                          $6,000,000
 MICRO WAREHOUSE NORWAY AS                             $1,500,000
 MICRO WAREHOUSE DENMARK APS                           $1,000,000
 MICRO WAREHOUSE LIMITED                               $7,500,000
 MICRO WAREHOUSE FRANCE SARL                           $6,000,000
 MICRO WAREHOUSE (DEUTSCHLAND) GMBH                    $6,000,000
 MICRO WAREHOUSE JAPAN, INC.                           $1,750,000
 MICRO WAREHOUSE AG                                      $500,000
 MICRO WAREHOUSE (AUSTRALIA) PTY LIMITED               $1,500,000
 INMAC INC                                             $2,000,000
 INMAC (UK) LIMITED                                    $2,000,000
 INMAC GMBH                                           $10,000,000
 INMAC SA                                              $2,000,000
 INMAC BV                                              $8,000,000
 INMAC AB                                              $3,000,000

TOTAL REVOLVING CREDIT COMMITMENTS                    $75,000,000

                                                                  Schedule II

                        MICRO WAREHOUSE, INC.

                        MICRO WAREHOUSE, INC.
                US, NORTH AMERICA AND ASIA STRUCTURE
                         AS OF 8/31/96


  Micro Warehouse, Inc.
        US Parent
        Delaware
           |
           |
           |
           |
           |
           |
     Micro Warehouse
       Inc of Ohio
        Delaware
           |
           |
           |
     Micro Warehouse
     Catalogues Inc.
     of Connecticut
        Delaware
           |
           |
           |
     Micro Warehouse
       Canada Ltd
        Canada
           |
           |
           |
    Micro Warehouse
          SA
        Mexico
           |
           |
           |
    Operacion Directa
       SA de CV
       Mexico
           |
           |
           |
    Benton Sistemas
       SA de CV
        Mexico
           |
           |
           |
      -------------------- -------------------------
          |               |              |
       Micro Warehouse    |         Micro Warehouse
     International, Inc   |           Japan, KK
        Delaware          |             Japan
                          |
           |
           |
           |
     Micro Warehouse
   (Australia) Pty Ltd
        Australia
           |
           |
           |
      -------------------- -------------------------
          |               |              |
       Inmac Corp.        |          Inmac Inc.
        Delaware          |           Canada
           |              |
           |              |
           |
           |
           |
      Auto Register
          Inc.
        Delaware

                                                                                                                        Schedule II


                       MICRO WAREHOUSE INC.

                       MICRO WAREHOUSE INC.
                        EUROPEAN STRUCTURE


                Micro Warehouse, Inc.
                       US Parent
                       Delaware
                          |
                   ---------------
                          |
                   Micro Warehouse
                     Finland OY
                       Finland
                          |
     --------------------------------------------------
      |                   |              |
Micro Warehouse           |         MacKalalogen
 Sweden AB                |             AB
   Sweden                 |           Sweden
     |
     |
     --------------------------
     |                    |
Corporate            Corporate Software
Software Shop AB      Software Mail AB
  Sweden                Sweden
                          |
                          |
     ---------------------
          |               |
Micro Warehouse           |
 Norway AS                |
  Norway                  |
                          |
          -----------------
          |               |
Micro Warehouse           |
  Denmark APS             |
    Denmark               |
                          |
          ---------------------------------------------------------------------------------------------------
          |               |              |                                        |                          |
Micro Warehouse           |          GSA Services                        Mac Warehouse                 Micro Warehouse
  Holding BV              |              BV                                     BV                           BV
   Holland                |            Holland                              Holland                        Holland
                          |
          -----------------
          |               |
        TD SA             |
        France            |
                          |
          -----------------
          |               |
        TD2 SA            |
        France            |
                          |
          ---------------------------------------------------------------------------------------------------
          |               |              |                                        |                          |
       Micro Warehouse    |          Micro Warehouse                         Micro Warehouse         Micro Warehouse
       International Inc  |          (Deutschland)                               SARL                       Ltd
        Delaware          |            GmbH                                     France                       UK
                          |           Germany                                                       --------------------
                          |                                                                                  |
                          |                                                                             Technomatic
                          |                                                                                 Ltd
                          |                                                                                 UK
          -----------------
          |               |
       Micro Warehouse    |
       Belgie BVBA        |
        Belgium           |
                          |
                          |
          -------------------------------------------
          |               |              |
       Micro Warehouse    |          MacZone
           AG             |            AG
       Switzerland        |        Switzerland
                          |
                          |
          -----------------
          |               |
      Innosoft Sarl       |
        France            |                                    ---- Inmac GmbH
          |               |                                   |      Germany
          |               |                                   |                                             25%
          --------------------------------------------------------------------------------------------------------------
          |               |              |                    |        |                          |                 |
       Inmac Corp         |          Inmac BV                 |   Inmac Holdings             Inmac UK Ltd       Inmac SA
          US              |          Holland             75%  |        Ltd                       UK              France
          |               |                                   |
          |               |                                   |        |
          |               |                                   |    Inmac AB
          |               |                                   |____ Sweden
          -----------------
          |
      Kelar Sarl
        France

